Exhibit (10)

KEY MANAGEMENT SEVERANCE AGREEMENT

This Amended and Restated Severance Agreement (the “Agreement”) is made as of February 20, 2006 by and between OWENS CORNING, a Delaware corporation (the “Company”), and David T. Brown, an officer of the Company (“Executive”).

WHEREAS the Company and Executive have previously entered into a Severance Agreement dated as of November 24, 1998 (the “Prior Agreement”) providing for certain benefits to be conferred upon Executive under specified circumstances in the event that Executive’s employment is terminated by the Company or the Executive on the terms and conditions set forth therein; and

WHEREAS the Compensation Committee of the Board of Directors of the Company (the “Committee”) has approved a new severance agreement to provide Executive with certain additional protections regarding his entitlement to pay, benefits and privileges on the termination of his employment;

NOW THEREFORE, the parties hereto agree as follows:

1.	Termination Absent or More Than Two Years After a Change of Control.

a)	If, prior to or more than two years after a Change of Control (as defined in paragraph 7(c) below), (i) the Company terminates Executive’s employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Base salary earned and as yet unpaid through the effective date of termination; and

2)	Two years’ Base Pay (as defined in paragraph 7(a) below); and

3)	Two times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

4)	Incentive Pay as yet unpaid from the prior fiscal year and Incentive Pay for the fiscal year of termination, prorated for the period of Executive’s actual employment prior to termination; and

5)	The greater of (i) Executive’s vested Cash Balance Pension Benefit or (ii) an amount equal to Executive’s vested Pension Benefit under the Company’s Salaried Employees’ (Final Average) Retirement Plan plus a pension supplement calculated as though Executive had been credited with three additional years of service under that Plan and had Executive been three years older at the date of termination.

b)	If, prior to or more than two years after a Change of Control, the Company terminates Executive’s employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive’s vested Cash Balance Pension Benefit or vested Final Average Plan Pension Benefit, whichever is greater, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Up to but no more than Twelve months’ Base Pay (as defined in paragraph 7(a) below); and

2)	Up to but no more than one times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

3)	Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c)	The compensation payable under paragraph 1(a) or 1(b), above, shall be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement; provided, however, that only to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and applicable guidance thereunder, such payment shall be delayed until six (6) months after the Executive’s termination of employment in the event benefits are payable hereunder pursuant to paragraph 1(a) above in connection with the Executive’s Constructive Termination.

d)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 1(a) above:

1)	All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

3)	All outstanding but unearned performance shares shall be forfeited.

4)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 1(b) above:

1)	All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

3)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

2.	Termination On or Within Two Years After a Change of Control.

a)	If, within a two-year period after a Change of Control, (i) the Company (or any successor) terminates Executive’s employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Base salary earned and as yet unpaid through the effective date of termination; and

2)	Two years’ Base Pay (as defined in paragraph 7(a) below); and

3)	Two times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

4)	Incentive Pay as yet unpaid from the prior fiscal year and Target Level Incentive Pay (as defined in paragraph 7(h) below) for the fiscal year of termination, prorated for the period of Executive’s actual employment prior to termination; and

5)	The greater of (i) Executive’s vested Cash Balance Pension Benefit or (ii) an amount equal to Executive’s vested Pension Benefit under the Company’s Salaried Employees’ (Final Average) Retirement Plan plus a pension supplement calculated as though Executive had been credited with three additional years of service under that Plan and had Executive been three years older at the date of termination.

b)

If, within a two-year period after a Change of Control, the Company (or any successor) terminates Executive’s employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive’s vested Cash Balance Pension Benefit or vested Final Average Plan Pension Benefit, whichever is greater, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a

Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Up to but no more than Twelve months’ Base Pay (as defined in paragraph 7(a) below); and

2)	Up to but no more than one times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below): and

3)	Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c)	The compensation payable under paragraphs 2(a) or 2(b), above, will be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement; provided, however, that only to the extent required by Section 409A of the Code and applicable guidance thereunder, such payment shall be delayed until six (6) months after the Executive’s termination of employment in the event benefits are payable hereunder pursuant to paragraph 2(a) above in connection with the Executive’s Constructive Termination.

d)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 2(a) above:

1)	All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

3)	All outstanding but unearned performance shares shall be forfeited.

4)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 2(b) above:

1)	All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

3)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

3.	Termination For Other Reasons. If Executive voluntarily terminates his employment (including by reason of retirement) other than as provided in paragraph 1(a) or 2(a) above, or if Executive’s employment is terminated due to death or Permanent Total Disability, Executive shall not be entitled to any benefits under this Agreement, but shall be entitled to any other benefits to which he is otherwise entitled under the terms of any employee benefit plans or arrangements of the Company.; provided, however, that the Pro-Rata Exception in Section 5 of the Owens Corning Long Term Incentive Plan (or any successor thereto) shall apply upon Executive’s retirement from the Company, and the Compensation Committee of the Company’s Board of Directors shall take all actions necessary to effect such treatment.

4.	Continuation of Insurance Benefits. In the event Executive’s employment terminates under the circumstances described in paragraph 1(a) or 2(a) of this Agreement, the Company will continue Executive’s participation and coverage for a period of two years (the “Severance Period”) from Executive’s last day of employment with the Company under all the Company’s life, medical and dental plans (“Insurance Benefits”), in which Executive is participating immediately prior to such employment termination, subject to the Company’s right to modify the terms of the plans or arrangements providing these benefits. If Executive is employed by another entity during the Severance Period, the Company will be a secondary obligor only with respect to medical and dental Insurance Benefits and life insurance coverage shall immediately cease.

5.	Non-Duplication of Benefits. Any compensation or benefits payable under the terms of this Agreement will be offset and not augmented by other compensation or benefits of the same or similar type payable under any existing plan or agreement of the Company or any other arrangement between Executive and the Company covering the Executive (including, but not limited to, any Company severance policy and the Company’s Annual Incentive Plan). It is intended that this Agreement not duplicate benefits Executive is entitled to under the Company’s regular severance policy, any related policies, or any other contracts, agreements or arrangements between Executive and the Company.

6.	Term. This Agreement shall be effective from the date hereof throughout Executive’s term of employment as an officer of the Company.

7.	Certain Defined Terms. As used herein, the following terms shall have the following meanings:

a)	“Base Pay” shall mean the greater of the annual salary paid to Executive as of the date of termination of his employment or the date of the Change of Control, as the case may be, notwithstanding any pay reduction that may be related to a Constructive Termination.

b)	“Cause” shall mean:

1)	conviction of any felony or failure to contest prosecution for a felony; or

2)	willful misconduct or dishonesty which is directly and materially harmful to the business or reputation of the Company; or

3)	willful or continued failure to substantially perform his duties as an executive of the Company, other than as a result of total or partial incapacity due to physical or mental illness (abuse of alcohol, drugs or controlled substances not being considered a physical or mental illness for purposes of this paragraph), unless within three to six months after written notice has been provided to Executive by the Company, Executive cures such willful or continued failure to perform.

c)	“Change of Control” shall mean:

1)	the holders of the voting securities of the Company shall have approved a merger or consolidation of the Company with any other entity, unless the proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, where such merger or consolidation is, in fact, consummated;

2)	a plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets;

3)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 15% or more of the combined voting power of the Company’s then outstanding shares;

4)	during any period of two consecutive years, members who at the beginning of such period constituted the Board shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company’s stockholders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

5)	the occurrence of any other change of control of a nature that would be required to be reported in accordance with Form 8-K pursuant to Sections 13 or 15(d) of the 1934 Act or in the Company’s proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the 1934 Act, or in any successor forms or regulations to the same effect.

Notwithstanding the foregoing, no Change of Control shall be deemed to occur in connection with any event resulting from or relating to the Company’s voluntary petition filed on October 5, 2000 with the United States Bankruptcy Court for the District of Delaware seeking relief under Chapter 11 of the United States Bankruptcy Code and/or the Company’s emergence from such bankruptcy.

d)	A “Constructive Termination” shall be deemed to have occurred only if

(i)	Executive’s Base Pay or target bonus under the Company’s Annual Incentive Plan is reduced without his written consent;

(ii)	Executive is required by the Company without his written consent to relocate to a new place of business that is more than fifty miles from Executive’s current place of business (or the Company mandates a substantial increase in the amount of required business travel); or

(iii)	there is a material adverse change in Executive’s title, reporting relationship, duties or responsibilities (including, without limitation, if Executive involuntarily loses his position as a member of the Company’s Board of Directors).

e)	“Permanent Total Disability” shall be deemed to have occurred if, at the end of any month Executive then is, and has been, for eighteen (18) consecutive calendar months then ending, unable to perform his duties in the normal and regular manner due to mental or physical illness or injury. Any determination of such inability to perform shall be made by the Company in good faith.

f)	“Separation Incentive Payment” shall be the greater of (i) Executive’s average payments under the Company’s normal, annual Corporate Incentive Plan (CIP) (or its successor) for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company), or (ii) one-half of Executive’s average Participating Salary under such Plan for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company).

g)	“Participating Salary” is the product of Executive’s total base salary paid during any given incentive year, multiplied by Executive’s incentive pay percentage, at maximum funding.

h)	“Target Level Incentive” shall be the greater of (1) one-half of Executive’s Participating Salary under the Company’s Annual Incentive Plan (or its successor) for the year of termination, or (ii) the payment Executive would have received under such Plan for the year of termination based on projected corporate performance for such year as reasonably determined by the Committee at the time of the Change of Control.

8.	Outplacement Assistance. The Company will arrange outplacement assistance for Executive, to be provided by a mutually agreed-upon firm engaged in said business. Such assistance shall continue for up to one year following Executive’s termination or until such time as suitable employment is attained, whichever is sooner. Outplacement costs incurred in this connection will be borne by the Company, but will not include costs of travel to/from the outplacement firm or in connection with job interviews, etc. For up to six months following Executive’s termination, the Company will also make available reasonable office space and administrative and communication services for Executive’s use in seeking suitable employment. In no event will the Company pay Executive in lieu of outplacement assistance.

9.	Section 4999. If, as a result of payments provided for under or pursuant to this Agreement together with all other payments in the nature of compensation provided to or for the benefit of Executive, any state, local or federal taxing authority imposes any taxes on Executive that would not be imposed on such payments but for the occurrence of a change of control, including any excise tax under Section 4999 of the Code, then, in addition to any other benefits provided under or pursuant to this Agreement or otherwise, the Company (including any successor to the Company) shall pay to Executive at the time any such payments are made under or pursuant to this Agreement or the other agreements, an amount equal to the amount of any such taxes imposed or to be imposed on Executive (the amount of any such payment, the “Parachute Tax Reimbursement”). In addition, the Company (including any successor to the Company) shall “gross up” such Parachute Tax Reimbursement by paying to Executive at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise) that are or will be payable by Executive as a result of the Parachute Tax Reimbursement being paid or payable to Executive and/or as a result of the additional amounts paid or payable to Executive pursuant to this sentence, such that after payment of such additional taxes Executive shall have been paid on a net after-tax basis an amount equal to the Parachute Tax Reimbursement. The amount of any Parachute Tax Reimbursement and of any such gross-up amounts shall be determined by the Company’s independent auditing firm, whose determination, absent manifest error, shall be treated as conclusive and binding absent a binding determination by a governmental taxing authority that a greater amount of taxes is payable by Executive.

10.	Confidentiality. Consistent with Executive’s preexisting legal and contractual obligations and in exchange for the consideration provided by the Company in this Agreement and for Executive’s continued employment and exposure to confidential information at the Company, Executive agrees to hold in strict confidence and not disclose to any other person any confidential or proprietary information of the Company, including, without limitation, trade secrets, formulas for Company products, production techniques or processes or methods and apparatus for producing any products of the Company, or other non-public information relating to the business, research and development, employees and/or customers of the Company and its subsidiaries and affiliates, except to the extent required by law, or with the written consent of the Company. Executive will, immediately on termination, deliver to the Company all files containing data, correspondence, books, notes, and other written, graphic or computer records under Executive’s control relating to the Company or its subsidiaries or affiliates, regardless of the media in which they are embodied or contained.

11.

Agreement Not To Compete. In exchange for the consideration provided by the Company in this Agreement as well as Executive’s continued employment and exposure to confidential information at the Company, Executive agrees not to, directly or indirectly, for a period of two years following Executive’s termination of employment, engage or participate in any business that is involved in research or development activities or in the manufacturing of any product which competes with any of the Company’s products, except with the written consent of the Company. On termination,

Executive agrees to execute a separate Release and Non-Competition Agreement in a form acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

12.	Mutual Release and Indemnity. In the event of Executive’s termination under circumstances described in paragraphs 1(a), 1(b), 2(a) or 2(b), the Company agrees to release and discharge Executive from any claim it may then or thereafter have against Executive with respect to employment with the Company or any of its subsidiaries or affiliates (other than with regard to Executive’s obligations under this Agreement), and agrees to indemnify Executive in accordance with its then current policies or practices for active employees for any claims made against Executive by third parties arising out of the proper performance of Executive’s duties as an employee of the Company or any of its subsidiaries or affiliates. In exchange for the consideration provided by the Company in this Agreement, together with the Company’s release and indemnity, Executive agrees to release and discharge the Company, and its subsidiaries, affiliates, officers, directors, employees and agents (the “Released Persons”) from any claim that Executive may then or thereafter have against the Company or such Released Persons (excluding any claim for the compensation, benefits and privileges described herein) arising out of or in connection with Executive’s employment or termination of employment by the Company or any of its subsidiaries or affiliates. On termination, Executive agrees to execute a separate Release and Non-Competition Agreement in a form acceptable to the Company to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

13.	Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting In any manner whatsoever the remainder of such provision or term, or the remaining provisions or terms of this Agreement.

14.	Modification and Waiver of Breach. No waiver or modification of this Agreement shall be binding unless it is in writing, signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a further breach, whether of a similar or dissimilar nature.

15.	Assignment. This Agreement shall be binding upon and inure to the benefit of any successors of the Company. As used herein, “successors” shall include any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

16.	Notice. Any written notice to be given hereunder to Executive may be delivered to him personally or shall be deemed to have been given upon deposit thereof in the U.S. mail, certified mail, postage prepaid, addressed to Executive at the address as it shall appear on the records of the Company.

17.	Construction of Agreement. This Agreement is made and entered into in the State of Ohio and shall be construed under the laws of Ohio.

18.	Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to Executive’s severance pay, benefits and privileges in the event of a termination of Executive’s employment with the Company, superseding all negotiations, prior discussions and agreements, written or oral, concerning said severance arrangements. This Agreement may not be amended except in writing by the parties hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OWENS CORNING,

Joseph C. High

Senior Vice President, Human Resources

Agreed to and accepted:

Date:

Exhibit (10)

KEY MANAGEMENT SEVERANCE AGREEMENT

This Amended and Restated Severance Agreement (the “Agreement”) is made as of February 20, 2006 by and between OWENS CORNING, a Delaware corporation (the “Company”), and Michael H. Thaman, an officer of the Company (“Executive”).

WHEREAS the Company and Executive have previously entered into a Severance Agreement dated as of November 24, 1998 (the “Prior Agreement”) providing for certain benefits to be conferred upon Executive under specified circumstances in the event that Executive’s employment is terminated by the Company or the Executive on the terms and conditions set forth therein; and

WHEREAS the Compensation Committee of the Board of Directors of the Company (the “Committee”) has approved a new severance agreement to provide Executive with certain additional protections regarding his entitlement to pay, benefits and privileges on the termination of his employment;

NOW THEREFORE, the parties hereto agree as follows:

1.	Termination Absent or More Than Two Years After a Change of Control.

a)	If, prior to or more than two years after a Change of Control (as defined in paragraph 7(c) below), (i) the Company terminates Executive’s employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Base salary earned and as yet unpaid through the effective date of termination; and

2)	Two years’ Base Pay (as defined in paragraph 7(a) below); and

3)	Two times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

4)	Incentive Pay as yet unpaid from the prior fiscal year and Incentive Pay for the fiscal year of termination, prorated for the period of Executive’s actual employment prior to termination; and

5)	The greater of (i) Executive’s vested Cash Balance Pension Benefit or (ii) an amount equal to Executive’s vested Pension Benefit under the Company’s Salaried Employees’ (Final Average) Retirement Plan plus a pension supplement calculated as though Executive had been credited with three additional years of service under that Plan and had Executive been three years older at the date of termination.

b)	If, prior to or more than two years after a Change of Control, the Company terminates Executive’s employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive’s vested Cash Balance Pension Benefit or vested Final Average Plan Pension Benefit, whichever is greater, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Up to but no more than Twelve months’ Base Pay (as defined in paragraph 7(a) below); and

2)	Up to but no more than one times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

3)	Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c)	The compensation payable under paragraph 1(a) or 1(b), above, shall be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement; provided, however, that only to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and applicable guidance thereunder, such payment shall be delayed until six (6) months after the Executive’s termination of employment in the event benefits are payable hereunder pursuant to paragraph 1(a) above in connection with the Executive’s Constructive Termination.

d)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 1(a) above:

1)	All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

3)	All outstanding but unearned performance shares shall be forfeited.

4)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 1(b) above:

1)	All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

3)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

2.	Termination On or Within Two Years After a Change of Control.

a)	If, within a two-year period after a Change of Control, (i) the Company (or any successor) terminates Executive’s employment for any reason other than Permanent Total Disability or Cause (as defined in paragraphs 7(e) and 7(b)(1)&(2), respectively, below), or (ii) Executive voluntarily terminates his employment under circumstances involving a Constructive Termination (as defined in paragraph 7(d), below), Executive will be entitled to the following compensation, provided that Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Base salary earned and as yet unpaid through the effective date of termination; and

2)	Two years’ Base Pay (as defined in paragraph 7(a) below); and

3)	Two times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

4)	Incentive Pay as yet unpaid from the prior fiscal year and Target Level Incentive Pay (as defined in paragraph 7(h) below) for the fiscal year of termination, prorated for the period of Executive’s actual employment prior to termination; and

5)	The greater of (i) Executive’s vested Cash Balance Pension Benefit or (ii) an amount equal to Executive’s vested Pension Benefit under the Company’s Salaried Employees’ (Final Average) Retirement Plan plus a pension supplement calculated as though Executive had been credited with three additional years of service under that Plan and had Executive been three years older at the date of termination.

b)

If, within a two-year period after a Change of Control, the Company (or any successor) terminates Executive’s employment for Cause (as defined in paragraph 7(b)(3), below), Executive will only be entitled to base salary earned and as yet unpaid through the effective date of termination and Executive’s vested Cash Balance Pension Benefit or vested Final Average Plan Pension Benefit, whichever is greater, UNLESS, (i) the Company exercises its discretion to award Executive (in addition to the aforementioned base salary and vested pension amounts) some portion of the following compensation, based on effort expended and results obtained to date and (ii) Executive executes a Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A:

1)	Up to but no more than Twelve months’ Base Pay (as defined in paragraph 7(a) below); and

2)	Up to but no more than one times Executive’s Separation Incentive Payment (as defined in paragraph 7(f) below); and

3)	Up to but no more than the amount of Incentive Pay as yet unpaid from the prior fiscal year.

c)	The compensation payable under paragraphs 2(a) or 2(b), above, will be paid as soon as practicable after Executive signs, returns and does not revoke the requisite Release and Non-Competition Agreement; provided, however, that only to the extent required by Section 409A of the Code and applicable guidance thereunder, such payment shall be delayed until six (6) months after the Executive’s termination of employment in the event benefits are payable hereunder pursuant to paragraph 2(a) above in connection with the Executive’s Constructive Termination.

d)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 2(a) above:

1)	All stock options previously awarded to Executive shall, to the extent not already vested, immediately vest, and shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All shares of restricted stock previously awarded to Executive shall, to the extent not already vested, immediately vest and be payable.

3)	All outstanding but unearned performance shares shall be forfeited.

4)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued through the date of termination under any non-qualified deferred compensation plan or arrangement shall immediately vest and be payable, to the extent permissible under the terms of such plan or arrangement.

e)	In the event of a termination of Executive’s employment under the circumstances described in paragraph 2(b) above:

1)	All stock options previously awarded to Executive which are exercisable on the date of termination shall be exercisable (subject to applicable blackout restrictions) for up to six months following the date of termination or the original expiration date, whichever is sooner.

2)	All unvested shares of restricted stock and all outstanding but unearned performance shares previously awarded to Executive shall be forfeited.

3)	All of Executive’s non-qualified deferred compensation or retirement benefits, if any, accrued and vested through the date of termination under any non-qualified deferred compensation plan or arrangement shall be payable, to the extent permissible under the terms of such plan or arrangement.

3.	Termination For Other Reasons. If Executive voluntarily terminates his employment (including by reason of retirement) other than as provided in paragraph 1(a) or 2(a) above, or if Executive’s employment is terminated due to death or Permanent Total Disability, Executive shall not be entitled to any benefits under this Agreement, but shall be entitled to any other benefits to which he is otherwise entitled under the terms of any employee benefit plans or arrangements of the Company.

4.	Continuation of Insurance Benefits. In the event Executive’s employment terminates under the circumstances described in paragraph 1(a) or 2(a) of this Agreement, the Company will continue Executive’s participation and coverage for a period of two years (the “Severance Period”) from Executive’s last day of employment with the Company under all the Company’s life, medical and dental plans (“Insurance Benefits”), in which Executive is participating immediately prior to such employment termination, subject to the Company’s right to modify the terms of the plans or arrangements providing these benefits. If Executive is employed by another entity during the Severance Period, the Company will be a secondary obligor only with respect to medical and dental Insurance Benefits and life insurance coverage shall immediately cease.

5.	Non-Duplication of Benefits. Any compensation or benefits payable under the terms of this Agreement will be offset and not augmented by other compensation or benefits of the same or similar type payable under any existing plan or agreement of the Company or any other arrangement between Executive and the Company covering the Executive (including, but not limited to, any Company severance policy and the Company’s Annual Incentive Plan). It is intended that this Agreement not duplicate benefits Executive is entitled to under the Company’s regular severance policy, any related policies, or any other contracts, agreements or arrangements between Executive and the Company.

6.	Term. This Agreement shall be effective from the date hereof throughout Executive’s term of employment as an officer of the Company.

7.	Certain Defined Terms: As used herein, the following terms shall have the following meanings:

a)	“Base Pay” shall mean the greater of the annual salary paid to Executive as of the date of termination of his employment or the date of the Change of Control, as the case may be, notwithstanding any pay reduction that may be related to a Constructive Termination.

b)	“Cause” shall mean:

1)	conviction of any felony or failure to contest prosecution for a felony; or

2)	willful misconduct or dishonesty which is directly and materially harmful to the business or reputation of the Company; or

3)	willful or continued failure to substantially perform his duties as an executive of the Company, other than as a result of total or partial incapacity due to physical or mental illness (abuse of alcohol, drugs or controlled substances not being considered a physical or mental illness for purposes of this paragraph), unless within three to six months after written notice has been provided to Executive by the Company, Executive cures such willful or continued failure to perform.

c)	“Change of Control” shall mean:

1)	the holders of the voting securities of the Company shall have approved a merger or consolidation of the Company with any other entity, unless the proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, where such merger or consolidation is, in fact, consummated;

2)	a plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets;

3)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 15% or more of the combined voting power of the Company’s then outstanding shares;

4)	during any period of two consecutive years, members who at the beginning of such period constituted the Board shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company’s stockholders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest); or

5)	the occurrence of any other change of control of a nature that would be required to be reported in accordance with Form 8-K pursuant to Sections 13 or 15(d) of the 1934 Act or in the Company’s proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the 1934 Act, or in any successor forms or regulations to the same effect.

Notwithstanding the foregoing, no Change of Control shall be deemed to occur in connection with any event resulting from or relating to the Company’s voluntary petition filed on October 5, 2000 with the United States Bankruptcy Court for the District of Delaware seeking relief under Chapter 11 of the United States Bankruptcy Code and/or the Company’s emergence from such bankruptcy.

d)	A “Constructive Termination” shall be deemed to have occurred only if

(i)	Executive’s Base Pay or target bonus under the Company’s Annual Incentive Plan is reduced without his written consent;

(ii)	Executive does not succeed David Brown as the Company’s Chief Executive Officer (“CEO”) as CEO upon Mr. Brown’s retirement or other termination of employment;

(iii)	Executive is required by the Company without his written consent to relocate to a new place of business that is more than fifty miles from Executive’s current place of business (or the Company mandates a substantial increase in the amount of required business travel); or

(iv)	there is a material adverse change in Executive’s title, reporting relationship, duties or responsibilities (including, without limitation, if Executive involuntarily loses his position as (A) a member of the Company’s Board of Directors, or (B) Chairman of the Board of Directors).

e)	“Permanent Total Disability” shall be deemed to have occurred if, at the end of any month Executive then is, and has been, for eighteen (18) consecutive calendar months then ending, unable to perform his duties in the normal and regular manner due to mental or physical illness or injury. Any determination of such inability to perform shall be made by the Company in good faith.

f)	“Separation Incentive Payment” shall be the greater of (i) Executive’s average payments under the Company’s normal, annual Corporate Incentive Plan (CIP) (or its successor) for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company), or (ii) one-half of Executive’s average Participating Salary under such Plan for the three years immediately preceding the year of termination (or annualized for such shorter period as Executive may have been employed by the Company).

g)	“Participating Salary” is the product of Executive’s total base salary paid during any given incentive year, multiplied by Executive’s incentive pay percentage, at maximum funding.

h)	“Target Level Incentive” shall be the greater of (i) one-half of Executive’s Participating Salary under the Company’s Annual Incentive Plan for the year of termination, or (ii) the payment Executive would have received under such Plan for the year of termination based on projected corporate performance for such year as reasonably determined by the Committee at the time of the Change of Control.

8.

Outplacement Assistance. The Company will arrange outplacement assistance for Executive, to be provided by a mutually agreed-upon firm engaged in said business. Such assistance shall continue for up to one year following Executive’s termination or until such time as suitable employment is attained, whichever is sooner. Outplacement costs incurred in this connection will be borne by the Company, but will not include costs of travel to/from the outplacement firm or in connection with job interviews, etc. For up to six months following Executive’s termination, the Company will also make available reasonable office space and administrative and communication services for Executive’s use in seeking suitable employment. In no event will the Company pay Executive in lieu of outplacement assistance.

9.	Section 4999. If, as a result of payments provided for under or pursuant to this Agreement together with all other payments in the nature of compensation provided to or for the benefit of Executive, any state, local or federal taxing authority imposes any taxes on Executive that would not be imposed on such payments but for the occurrence of a change of control, including any excise tax under Section 4999 of the Code, then, in addition to any other benefits provided under or pursuant to this Agreement or otherwise, the Company (including any successor to the Company) shall pay to Executive at the time any such payments are made under or pursuant to this Agreement or the other agreements, an amount equal to the amount of any such taxes imposed or to be imposed on Executive (the amount of any such payment, the “Parachute Tax Reimbursement”). In addition, the Company (including any successor to the Company) shall “gross up” such Parachute Tax Reimbursement by paying to Executive at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise) that are or will be payable by Executive as a result of the Parachute Tax Reimbursement being paid or payable to Executive and/or as a result of the additional amounts paid or payable to Executive pursuant to this sentence, such that after payment of such additional taxes Executive shall have been paid on a net after-tax basis an amount equal to the Parachute Tax Reimbursement. The amount of any Parachute Tax Reimbursement and of any such gross-up amounts shall be determined by the Company’s independent auditing firm, whose determination, absent manifest error, shall be treated as conclusive and binding absent a binding determination by a governmental taxing authority that a greater amount of taxes is payable by Executive.

10.	Confidentiality. Consistent with Executive’s preexisting legal and contractual obligations and in exchange for the consideration provided by the Company in this Agreement and for Executive’s continued employment and exposure to confidential information at the Company, Executive agrees to hold in strict confidence and not disclose to any other person any confidential or proprietary information of the Company, including, without limitation, trade secrets, formulas for Company products, production techniques or processes or methods and apparatus for producing any products of the Company, or other non-public information relating to the business, research and development, employees and/or customers of the Company and its subsidiaries and affiliates, except to the extent required by law, or with the written consent of the Company. Executive will, immediately on termination, deliver to the Company all files containing data, correspondence, books, notes, and other written, graphic or computer records under Executive’s control relating to the Company or its subsidiaries or affiliates, regardless of the media in which they are embodied or contained.

11.

Agreement Not To Compete. In, exchange for the consideration provided by the Company in this Agreement as well as Executive’s continued employment and exposure to confidential information at the Company, Executive agrees not to, directly or indirectly, for a period of two years following Executive’s termination of employment, engage or participate in any business that is involved in research or development activities or in the manufacturing of any product which competes with any of the Company’s products, except with the written consent of the Company. On termination, Executive agrees to execute a separate Release and Non-Competition Agreement in substantially in the form attached hereto as Exhibit A to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

12.	Mutual Release and Indemnity. In the event of Executive’s termination under circumstances described in paragraphs 1(a), 1(b), 2(a) or 2(b), the Company agrees to release and discharge Executive from any claim it may then or thereafter have against Executive with respect to employment with the Company or any of its subsidiaries or affiliates (other than with regard to Executive’s obligations under this Agreement), and agrees to indemnify Executive in accordance with its then current policies or practices for active employees for any claims made against Executive by third parties arising out of the proper performance of Executive’s duties as an employee of the Company or any of its subsidiaries or affiliates. In exchange for the consideration provided by the Company in this Agreement, together with the Company’s release and indemnity, Executive agrees to release and discharge the Company, and its subsidiaries, affiliates, officers, directors, employees and agents (the “Released Persons”) from any claim that Executive may then or thereafter have against the Company or such Released Persons (excluding any claim for the compensation, benefits and privileges described herein) arising out of or in connection with Executive’s employment or termination of employment by the Company or any of its subsidiaries or affiliates. On termination, Executive agrees to execute a separate Release and Non-Competition Agreement substantially in the form attached hereto as Exhibit A to memorialize this agreement and understands that the failure to do so will render Executive ineligible for any severance pay, benefits or privileges whatsoever.

13.	Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term, or the remaining provisions or terms of this Agreement.

14.	Modification and Waiver of Breach. No waiver or modification of this Agreement shall be binding unless it is in writing, signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a further breach, whether of a similar or dissimilar nature.

15.	Assignment. This Agreement shall be binding upon and inure to the benefit of any successors of the Company. As used herein, “successors” shall include any person, firm, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Company.

16.	Notice. Any written notice to be given hereunder to Executive may be delivered to him personally or shall be deemed to have been given upon deposit thereof in the U.S. mail, certified mail, postage prepaid, addressed to Executive at the address as it shall appear on the records of the Company.

17.	Construction of Agreement. This Agreement is made and entered into in the State of Ohio and shall be construed under the laws of Ohio.

18.	Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to Executive’s severance pay, benefits and privileges in the event of a termination of Executive’s employment with the Company, superseding all negotiations, prior discussions and agreements, written or oral, concerning said severance arrangements. This Agreement may not be amended except in writing by the parties hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OWENS CORNING,

Joseph C. High

Senior Vice President, Human Resources

Agreed to and accepted:

Date:

Exhibit (10)

OWENS CORNING

KEY EMPLOYEE RETENTION PLAN

1. Purpose. This Owens Corning Key Employee Retention Plan has been established by Owens Corning for designated key employees of the Company. The purpose of the Plan is to provide an incentive to Participants to remain in the employ of the Company during the period leading up to the Company’s emergence from Chapter 11 bankruptcy.

2. Definitions. For purposes of this Plan:

a. “Board” shall mean the Board of Directors of Owens Corning.

b. “Cause” shall mean acts of gross misconduct, gross insubordination, embezzlement, fraud, misappropriation of funds, property or trade secrets (in each case as determined by the Committee), or the commission of any felony under state or federal law.

c. “Committee” shall mean the Compensation Committee of the Board.

d. “Company” shall mean Owens Corning, a Delaware Corporation, and each of its subsidiaries and affiliates.

e. “Disability” shall mean the Participant’s entitlement to benefits under any long term disability plan or program of the Company.

f. “Effective Date” means January 1, 2006.

g. “Emergence” shall mean the effective date of a Plan of Reorganization confirmed in the Chapter 11 proceedings.

h. “Retention Amount” shall mean, with respect to each Participant, the amount payable under the Plan in accordance with Section 5(a) hereof.

i. “Emergence Date” shall mean the date of Emergence, as defined.

j. “Nonqualifying Severance” shall mean any termination of a Participant’s employment with the Company after the Effective Date and before the earlier of the Emergence Date or December 31, 2006, in other than a Qualifying Severance.

k. “Participant” shall mean an employee of the Company who participates in the Plan in accordance with Section 4 hereof.

l. “Plan” shall mean this Owens Corning Key Employee Retention Plan, as amended from time to time.

m. “Qualifying Severance” shall mean the termination of a Participant’s employment with the Company after the Effective Date and before the earlier of the Emergence Date or December 31, 2006: (i) by the Company other than for Cause, or (ii) by reason of death or Disability.

3. Administration.

a. The Plan shall be administered by the Committee, which shall have complete authority to determine who shall participate herein and the Retention Amount applicable to each Participant, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan.

b. The Committee is authorized, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. All reasonable expenses thereof shall be borne by the Company.

c. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected in respect of any such action, determination or interpretation.

d. The Committee may delegate any of its duties hereunder to such person or persons as it may designate from time to time.

4. Participation. The Committee shall, in its sole discretion, select the employees of the Company who shall participate in the Plan. As a condition to participation in the Plan, each such employee shall execute a document, in such form as the Committee may require, acknowledging his or her participation in the Plan and his or her intent to remain employed by the Company through the Emergence Date.

5. Payments.

a. In General. Each Participant who remains employed by the Company through December 31, 2006 shall receive a cash payment from the Company equal to the Retention Amount established by the Committee for the Participant, as set forth in the letter informing the Participant of his or her participation in the Key Employee Retention Plan. There shall be no requirement of uniformity of Retention Amount among Participants.

b. Qualifying Severance. Each Participant who terminates employment with the Company under a Qualifying Severance shall receive a cash payment from the Company equal to his or her Retention Amount multiplied by a fraction, the numerator of which is the number of calendar months (including fractional months) from the Effective Date until the date of the Qualifying Severance, and the denominator of which is 12.

c. Nonqualifying Severance. No payment shall be made under the Plan in respect of a Participant who incurs a Nonqualifying Severance.

d. Payment Upon Emergence. If the Company Emerges prior to December 31, 2006, each participant shall receive a cash payment from the Company equal to his or her Retention Amount multiplied by a fraction, the numerator of which is the number of calendar months (including fractional months) from the Effective Date until the date of Emergence, and the denominator of which is 12.

e. Form and Timing of Payment. In general, payments under this Section 5 shall be made in a lump sum. Such payment shall be made as soon as practicable following the earlier of the Emergence Date or December 31, 2006, but in no case later than March 15, 2007 and in the case of a payment pursuant to subsection (b) above, such payment shall be made as soon as practicable following the date of the Qualifying Severance but in no case later than 2.5 months thereafter. Retention amounts are expressed in US dollars, and any payments under this Plan in other currency will be based on the exchange rate in effect at the time of payout.

6. General Provisions.

a. Compliance with Legal Requirements. The Plan, the payment of amounts hereunder, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Plan is intended to comply with the short-term deferral exception to Code section 409A. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated, and administered consistent with this intent.

b. Nontransferability. No Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under this Plan.

c. No Right To Continued Employment. Nothing in the Plan shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant’s employment, which remains “at will.”

d. Effect on Other Benefits. Amounts paid or payable hereunder shall not be treated as compensation for purposes of determining benefit amounts or accruals under any employee pension or benefit plan, program or arrangement maintained by the Company.

e. Severability. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

f. Successors. This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and any successor to the Company.

g. Construction. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be used in the construction of the Plan.

h. Withholding Taxes. All amounts to be paid hereunder to Participants shall be paid net of any taxes that the Company may be required to withhold therefrom in respect of any federal, state, local or other taxes.

i. Amendment, Termination and Duration of the Plan. The Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. The Plan shall terminate on the earlier of the Emergence Date or December 31, 2006, provided that all amounts not yet paid on the Emergence Date shall be paid thereafter in accordance with the terms hereof.

j. Unfunded Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant hereunder, nothing contained in the Plan shall give any such Participant any rights in any assets of the Company that are greater than those of a general creditor of the Company.

k. Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

l. Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.